SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2009

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 5, 2009 Open Text Corporation (“Open Text”), Vignette Corporation, a Delaware corporation (“Vignette”), and Scenic Merger Corp., a Delaware corporation and a wholly owned subsidiary of Open Text (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Open Text and Vignette will combine their businesses through the merger of Merger Sub with and into Vignette (the “Merger”).

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each share of common stock of Vignette issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $8.00 in cash, without interest and 0.1447 of one share of Open Text common stock.

The Board of Directors of Vignette has approved the Merger and the Merger Agreement. The completion of the Merger is subject to various closing conditions, including obtaining the approval of Vignette’s stockholders and receiving antitrust approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms but is not intended to provide any other factual information about Open Text or Vignette and you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Open Text or Vignette.

Item 8.01	Other Events.

On May 6, 2009, Open Text and Vignette issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 5, 2009, by and among Open Text Corporation, Scenic Merger Corp. and Vignette Corporation.

99.1	Joint press release dated May 6, 2009.

Additional Information and Where to Find It

In connection with the proposed transaction, Open Text will file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that will include a proxy statement of Vignette that also constitutes a prospectus of Open Text. The proxy statement/prospectus will contain important information about Open Text, Vignette, and the proposed transaction. Open Text’s and Vignette’s shareholders will be able to obtain a copy of the proxy statement/prospectus and other relevant documents, when they become available and without charge, at the SEC’s Internet site (http://www.sec.gov).

Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the ability of Open Text to successfully integrate Vignette’s operations and employees, the ability to realize anticipated synergies and cost savings of the proposed Merger, and such other risks as identified in Open Text’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008 that contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Open Text assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 6, 2009	By:	/s/ Paul McFeeters
Paul McFeeters Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 5, 2009, by and among Open Text Corporation, Scenic Merger Corp. and Vignette Corporation.

99.1	Joint press release dated May 6, 2009.

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